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MICRODYNE CORPORATION                            1997 ANNUAL REPORT ON FORM 10-K
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                                                                   Exhibit 10.39

SUBJECT:    Purchase of Lock On/Sky Screen System, Installation and Job Training

1. With reference to your quotation in WCS-95-065 REVA dated May 1996, we hereby place a firm order for:

         Lot 1 Purchase of Lock-On/Sky Screen, technicals and maintenance manual;

         Lot 2       Installation of the System at PISQ;

         Lot 3       On the job training at PISQ;

         Option 1    Microwave link from PCC to Central Facility;

            * TERMS OF DELIVERY:      FOB Factory

2. Goods should be brand new of original manufacture and in perfect condition and supplied with a "Certificate of Conformity" compliant with the technical specification of builder WCS-95-065-REVA and technicals specification of the MOD sent with letter 253/0922/LSS dated 26 April 1996.

3. The purchase order is for a total amount of U.S. $10,865,400 = (Lot 1,2,3) fixed and not subject to revision price, inclusive of export packaging and packed for shipment as specified at point 9 below. Amount for Option 1 is U.S. $ 196,600 = fixed and not subject to revision price if exercised within March 1997, inclusive of export packaging and packed for shipment as specified at point 9 below.

4. The Italian M.O.D. has already taken necessary steps to open an irrevocable, transferable, divisible Letter of Credit in your favor in a primary Italian Bank operating in U.S.A. valid 16 months and renewable at your expenses. You will receive notification of same from the Bank in due course.

5. Upon notification of Letter of Credit, a bank guarantee of 10% of the amount of the P.O. and validity up to expiration of the guarantee period (12 months) in favor of "Ministero della Defesa Italiano - TELECOMDIFE 5 12 1" to warrantee the proper fulfillment of the contract is required.

6. Italian M.O.D. reserves the right to directly verify the work and also to carry out all technical checks which shall deem useful and appropriate. For this purpose Italian M.O.D. will nominate a Committee that will fulfill testing and inspection of goods relevant to:

         Lot 1: for project reviews and milestone certificate (progress payment report) in accordance with LockOn task described at page 1-19 of your economic proposal: for Final Acceptance Test in your firm at Ocala (FL)

         Lot 2:    at Sardinia Test Range

         Lot 3: Training, a "head of course" shall be named by TELECOMDIFE who shall prepare a report of "Good Execution"

         MICRODYNE will communicate the testing date to TELECOMDIFE 5.12.1., TELECOMDIFE 2.5.3 and Air Attache Office in Washington, at least 10 days in advance.

7. Goods of Lot 1 shall be ready for test within 9 months of the receipt of bank notification about the opening of Letter of Credit.

         Lot 2: Installation Testing shall be performed within 60 days from the date of communication by Telecomdife of the receipt of goods and availability of the premises at PISQ. Sites of installation will be communicated by Telecomdife during First Project Review.

         Lot 3: On the job training shall start 30 days after positive Installation Testing relative to the Lot 2.

8. Goods, export packed, shall be delivered "ex-work F.O.B. Factory - OCALA (Florida USA)". Unless otherwise notified, the Freight Forwarding Agent, designated by the Italian M.O.D. is:

                              SAIMA AVANDERO U.S.A.
                                Expressport Plaza
                              1160 Mclester Street
                                     Unit 7
                                    Elisabeth
                                07201 New Jersey


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MICRODYNE CORPORATION                            1997 ANNUAL REPORT ON FORM 10-K
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     Therefore, you are kindly requested to notify the Air Attache Office in
     Washington by telex, about the dates under which the goods have been consigned to the forwarding Agent. The goods must be forwarded by air.

9. Goods shall be packed in suitable boxes for protection during transport and storage. N.2 copies of packing list shall be enclosed in each box. A sealed envelope containing one copy of invoice and shipping documents shall be stuck outside each box.

10. Unless otherwise notified, each box shall be marked accordingly to the final destination as follows:

                             Ministero della Defesa
                                Telecomdife 2.5.3
                   M/F SAIMA per 4O G.R.S. Aeroporto CIAMPINO
                             for further delivery to
                    M.S.A. CAPO S. LORENZO - CAGLIARI - ITALY

         N.B.: "BOXES SHALL BE DELIVERED IN GOOD CONDITION AND CLOSED"

11.  Payment will take place as follows:

DOWN PAYMENT

After notification of opening of the letter of credit the down payment 10% of the total contractual price shall be paid to the seller upon presentation of documentation attesting the issue of the bank guarantee foreseen at point 5 and of original invoice and 8 copies.

     LOT 1:

     - progress payment of 20% of the total amount of the lot 1 at completion of Critical Design Review, and after the issuing of the bank guarantee of the same amount valid until positive test of the lot 1;

     - progress payment up to 70% of the total amount of the lot 1 at milestone certificate (progress payment report) issued by Telecomdife delegate after the issuing of a bank guarantee of the same amount valid until a positive test of the lot 1. The firm shall make available to Telecomdife representatives, appointed to verify, all the necessary documentation to evaluate the quantity of parts and raw material and their value;

     - the balance payment of the lot 1 shall be liquidated upon final acceptance test and upon presentation to the Bank of the following documents;

         [ ]  Invoice, no 1 original plus no. 8 copies made out to:

                                Ministero Difesa
                               Telecomdife 5 12 1
                            Viale dell'Universita n 4
                               00185 ROMA (ITALY)
                           partita IVA n IT0455171004

         [ ] Certificate of Conformity no 1 original plus no 4 copies issued by you;
         [ ]  Testing Certificate no 1 original plus no 4 copies;
         [ ]  Shipping Certificate
         [ ] Authorization of payment signed by the Italian Air Attache in WASHINGTON or his delegate.

LOT 2

90% of the total amount of lot 2 at the final installation and calibration test and presentation of invoice.

LOT 3

90% of the total amount of lot 3 upon presentation of the reports of "Goods Execution" of the course and invoice.

1. Delivery terms and conditions of presentation to test are considered essential. In case of default of fulfillment this Office will deduct when issuing the "Authorization of payment":

         [ ] 0.20% per day of the value of the goods not presented for testing, for each day of delay up to a maximum equal to 10% of the amount of the Lot.


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MICRODYNE CORPORATION                            1997 ANNUAL REPORT ON FORM 10-K
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1.   Goods must be guaranteed 12 months from the shipping date, with total refurbishment of goods found defective during warranty period.

2. All terms and conditions establish in this P.O. are firm and irrevocable. Events beyond the Seller's control excepted (i.e., sabotages, natural cataclysm, etc.)

3. This P.O. will be fully operative upon notification to You by the bank of the opening of the letter of credit. The order number should be quoted in all correspondence. This P.O. is drawn up in two languages (Italian and English) both having the same force.

         FOR M.O.D.                                      SIGNED FOR ACCEPTANCE

                                                         MICRODYNE CORPORATION
         /s/  Authorized Signature                       /s/ Christian J. Spitz
         MOD Italy Telecomdife                           Vice President
         6 December 1996                                 6 December 1996


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